EXHIBIT 10.4

ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, STEADFAST ASSET HOLDINGS, INC., a California corporation (“Assignor”), hereby assigns to STAR TERRACE COVE, LLC, a Delaware limited liability company (“Assignee”), all of Assignor’s rights and obligations under and in regard to that certain Purchase and Sale Agreement and Joint Escrow Instructions dated July 15, 2014, (as may have been amended or may hereafter be amended, the “Purchase Agreement”), between Stonemark S/SV, LP, a Delaware limited partnership (“Seller”) and Assignor for the purchase and sale of that certain real property located in Austin, Texas, as more particularly described in Exhibit A attached hereto (the “Property”).

Assignee hereby agrees to and shall assume, perform and be fully responsible for the performance of all of the obligations of Assignor under the Purchase Agreement.

All of the provisions, covenants and agreements contained in the Assignment shall extend to and be binding upon the respective legal representatives, successors and assigns of Assignor and Assignee. This Assignment represents the entire agreement between Assignor and Assignee with respect to the subject matter of the Assignment, and all prior or contemporaneous agreements regarding such matters are hereby rendered null and void and of no force and effect.

(SIGNATURES APPEAR ON FOLLOWING PAGE)

WITNESS THE EXECUTION HEREOF, as of this August 28, 2014.

ASSIGNOR:

STEADFAST ASSET HOLDINGS, INC.,
a California corporation

By:	/s/ Ana Marie del Rio
Ana Marie del Rio, Vice President

ASSIGNEE:

STAR TERRACE COVE, LLC
a Delaware limited liability company

By:	Steadfast Apartment Advisor, LLC,
a Delaware limited liability
company, its Manager

By:	/s/ Ella S. Neyland
Ella S. Neyland, President

Exhibit A

DESCRIPTION OF THE LAND

Lot 4, Block B, COMAL BLUFF SECTION ONE, a subdivision in Travis County, Texas, according to the map or plat recorded in Volume 84, Page 168, of the Plat Records of Travis County, Texas.

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